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EXHIBIT 10.16

                              ISLAND PACIFIC, INC.

                             COLORADO LEASE SUMMARY

Lease Date:                        January 1, 2007

Landlord:                          CAH Investments, LLC

Address of Landlord:               6013 South Eagle Street
                                   Centennial, CO 80016

Premises:                          Approximately 2,800 square feet

Premises Address:                  6450 South Revere Parkway
                                   Englewood, CO 80016

Term:                              5 Years

Monthly Rent:                      January 1, 2007 - December 31, 2007   $6,500
                                   January 1, 2008 - December 31, 2008   $6,825
                                   January 1, 2009 - December 31, 2009   $7,166
                                   January 1, 2010 - December 31, 2010   $7,525
                                   January 1, 2011 - December 31, 2011   $7,901

Estimated Operating Expenses:      Not Applicable

Tenant's Percentage:               Not Applicable

Cash Security Deposit:             $170,244